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                                             RULE NO. 424(b)(3)
                                             REGISTRATION NO. 333-64463
                                                              333-64463-01


                Prospectus Supplement No. 3 dated June 14, 1999
                    to the Prospectus (the "Prospectus") of
                United Rentals, Inc. and United Rentals Trust I,
                             dated January 20, 1999
                (included in Registration Statement on Form S-3,
                          Registration No. 333-64463)

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     The reference to "Citadel Limited Partnership" in Supplement No. 2 dated
April 15, 1999 to the Prospectus shall be deemed to refer instead to "Jackson Investment Fund Ltd."